Exhibit 99.1

Actelis Networks Receives Significant Order for Major Southern European Carrier

New Significant Order focuses on cybersecurity enhancements through MetaAssist EMS software upgrade, embedded software security features, and comprehensive support services

FREMONT, Calif., October 1, 2025 -- Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT and broadband applications, today announced that it has received an order valued at approximately $0.3 Million for software and services for a major telecommunications carrier in Southern Europe that is part of a global telecommunications group.

The agreement expands on one of Actelis’ larger installations worldwide, which currently includes thousands of network elements supporting business, government, and mobile backhaul applications. The order encompasses cybersecurity-focused upgrades to the carrier’s MetaAssist Element Management Software (EMS) system, security enhancements to embedded software, and comprehensive software support services to ensure robust protection against emerging threats.

“This significant order for a long-standing customer reinforces the trust major telecommunications providers place in our technology and services,” said Tuvia Barlev, Chairman and CEO of Actelis. “As cybersecurity standards continue to evolve, particularly within global telecommunications groups, our ability to provide robust, compliant solutions has become increasingly vital to our customers’ operations.”

The order is driven partly by new cybersecurity standards imposed across the carrier’s parent global telecommunications group. Actelis will assist in identifying potential vulnerabilities and implementing comprehensive security measures to ensure the customer’s critical business, government, and mobile backhaul networks remain secure and compliant with these enhanced cybersecurity requirements.

Actelis’ MetaAssist EMS provides a highly scalable platform with advanced tools for secure remote monitoring, management, and provisioning of network devices. The system delivers automated configuration capabilities, robust configuration management, comprehensive network status monitoring, and seamless integration with third-party management systems.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber-copper, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its “Cyber Aware Networking” initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact:

Arx Investor Relations
North American Equities Desk
actelis@arxhq.com